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                                                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated August 6, 1998, with respect to the consolidated financial statements of Variation Systems Analysis, Inc. for the year ended June 30, 1998, included in the Engineering Animation, Inc. Current Report on Form 8-K dated September 25, 1998, filed with the Securities and Exchange Commission.


                                             /s/ ERNST & YOUNG LLP
                                             ---------------------




Minneapolis, Minnesota
September 25, 1998